UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015 (February 18, 2015)
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CHIQUITA BRANDS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)
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New Jersey	1-1550	04-1923360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Caldwell Street, Charlotte, North Carolina 28202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (980) 636-5000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 18, 2015, the Company’s board of directors appointed Kenneth Diveley (age 65), as Chief Executive Officer – Fresh Express and Chiquita Fruit Solutions.
Since 2006, Mr. Diveley has led Diveley Services, a consulting company he founded specializing in supply chain solutions for food and beverage companies. Previous to his consulting experience, Mr. Diveley served in various senior leadership roles with PepsiCo International and Tropicana.
There are no family relationships between Mr. Diveley and any director or executive officer of the Company, and he has no direct or indirect material interest in any transactions with the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2015

CHIQUITA BRANDS INTERNATIONAL, INC.

By:	/s/ Brian W. Kocher
Brian W. Kocher
President and Chief Executive Officer